EXHIBIT 24

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Elmer N. Baldwin and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 29, 2007 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 26th day of February, 2008.

/s/ Brigid A. Bonner
Brigid A. Bonner

STATE OF MINNESOTA      )
            )  ss
COUNTY OF HENNEPIN       )

On the 26th day of February, 2008, before me, personally came Brigid A. Bonner to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Elmer N. Baldwin and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 29, 2007 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 26th day of February, 2008.

/s/ Willard W. Brittain
Willard W. Brittain

STATE OF MINNESOTA      )
            )  ss
COUNTY OF HENNEPIN       )

On the 26th day of February, 2008, before me, personally came Willard W. Brittain to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Elmer N. Baldwin and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 29, 2007 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 26th day of February, 2008.

/s/ Krzysztof K. Burhardt
Krzysztof K. Burhardt

STATE OF MINNESOTA      )
            )  ss
COUNTY OF HENNEPIN       )

On the 26th day of February, 2008, before me, personally came Krzysztof K. Burhardt to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Elmer N. Baldwin and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 29, 2007 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 26th day of February, 2008.

/s/ Joseph T. Dunsmore
Joseph T. Dunsmore

STATE OF MINNESOTA      )
            )  ss
COUNTY OF HENNEPIN       )

On the 26th day of February, 2008, before me, personally came Joseph T. Dunsmore to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Elmer N. Baldwin and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 29, 2007 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 26th day of February, 2008.

/s/ Michael B. Esstman
Michael B. Esstman

STATE OF MINNESOTA      )
            )  ss
COUNTY OF HENNEPIN       )

On the 26th day of February, 2008, before me, personally came Michael B. Esstman to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Elmer N. Baldwin and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 29, 2007 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 26th day of February, 2008.

/s/ Michael J. LaVelle
Michael J. LaVelle

STATE OF MINNESOTA      )
            )  ss
COUNTY OF HENNEPIN       )

On the 26th day of February, 2008, before me, personally came Michael J. LaVelle to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Elmer N. Baldwin and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 29, 2007 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 26th day of February, 2008.

/s/ Margaret A. Loftus
Margaret A. Loftus

STATE OF MINNESOTA      )
            )  ss
COUNTY OF HENNEPIN       )

On the 26th day of February, 2008, before me, personally came Margaret A. Loftus to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Elmer N. Baldwin and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended December 29, 2007 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 26th day of February, 2008.

/s/ Robb L. Prince
Robb L. Prince

STATE OF MINNESOTA      )
            )  ss
COUNTY OF HENNEPIN       )

On the 26th day of February, 2008, before me, personally came Robb L. Prince to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Cindy A. Streich
Notary Public